EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference herein of our report dated October 26, 1999, with respect to the consolidated financial statements of American Electromedics Corp. (now Equidyne Corporation) and Subsidiaries included in its Annual Report (Form 10KSB) for the year ended July 31, 1999, filed with the Securities and Exchange Commission.



                                                           /s/ Ernst & Young LLP

Manchester, New Hampshire
June 12, 2000